UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

U.S. Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

Your Vote Counts! U.S. BANCORP INVESTOR RELATIONS 800 NICOLLET MALL BC-MN-H23K MINNEAPOLIS, MN 55402-7014 U.S. BANCORP You invested in U.S. BANCORP and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 19, 2022. Vote Virtually at the Meeting* April 19, 2022 11:00 AM Central Time Virtually at: www.virtualshareholdermeeting.com/USB2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D66090-P62186 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 5, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2022 Annual Meeting Vote by April 18, 2022 11:59 PM ET. For shares held in a Plan, vote by April 14, 2022 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends D66091-P62186 1. The election of the 12 directors named in the proxy statement: Nominees: 1c. Elizabeth L. Buse 1a. Warner L. Baxter 1d. Andrew Cecere 1b. Dorothy J. Bridges 1e. Kimberly N. Ellison-Taylor 1f. Kimberly J. Harris 1g. Roland A. Hernandez 1h. Olivia F. Kirtley 1i. Richard P. McKenney 1j. Yusuf I. Mehdi 1k. John P. Wiehoff 1l. Scott W. Wine 2. The ratification of the selection of Ernst & Young LLP as our independent auditor for the 2022 fiscal year. For For For For For For For For For For For For For For 3. An advisory vote to approve the compensation of our executives disclosed in the proxy statement.